As filed with the Securities and Exchange Commission on March 30, 2007
Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM S-8
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

ALEXZA PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	77-0567768 (I.R.S. Employer Identification No.)
Alexza Pharmaceuticals, Inc.
1020 East Meadow Circle
Palo Alto, California 94303
(650) 687-3900

(Address of principal executive offices)
2005 Equity Incentive Plan
2005 Non-Employee Directors’ Stock Option Plan
2005 Employee Stock Purchase Plan

(Full title of the plans)
Thomas B. King
President and Chief Executive Officer
Alexza Pharmaceuticals, Inc.
1020 East Meadow Circle
Palo Alto, California 94303
(650) 687-3900
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
James C. T. Linfield, Esq.
Brent Fassett, Esq.
Cooley Godward Kronish llp
380 Interlocken Crescent, #900
Broomfield, Colorado 80021
(720) 566-4000

CALCULATION OF REGISTRATION FEE

	Amount to be	Proposed Maximum	Proposed Maximum
Title of Securities	Registered	Offering	Aggregate	Amount of
to be Registered	(1)	Price per Share	Offering Price	Registration Fee
Common Stock, par value $0.0001 per share	914,579 shares	$9.91 (2)	$9,063,477.89	$278.25

(1)	Pursuant to Rule 416(a) of the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement shall also cover any additional shares of the Registrant’s Common Stock that become issuable under the plans as set forth herein by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without receipt of consideration that increases the number of outstanding shares of the Registrant’s Common Stock.

(2)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) promulgated under the Securities Act. The offering price per share and aggregate offering price are based upon the average of the high and low prices of the Registrant’s Common Stock as reported on the NASDAQ Global Market on March 23, 2007, in accordance with Rule 457(c) of the Securities Act.
     The chart below details the calculation of the registration fee:

	Number of	Offering Price
Title of Securities to be Registered	Shares	Per Share	Aggregate Offering Price
Common Stock, par value $0.0001 per share, reserved for future issuance under the 2005 Equity Incentive Plan	476,386	$9.91	$4,720,985.26
Common Stock, par value $0.0001 per share, reserved for future issuance under the 2005 Employee Stock Purchase Plan	238,193	$9.91	$2,360,492.63
Common Stock, par value $0.0001 per share, reserved for future issuance under the 2005 Non-Employee Directors’ Stock Option Plan	200,000	$9.91	$1,982,000.00

Total	914,579		$9,063,477.89

EXPLANATORY NOTE
     This Registration Statement on Form S-8 is being filed for the purpose of registering an additional (i) 476,386 shares of the Registrant’s Common Stock to be issued pursuant to the Registrant’s 2005 Equity Incentive Plan; (ii) 238,193 shares of the Registrant’s Common Stock to be issued pursuant to the Registrant’s 2005 Employee Stock Purchase Plan; and (iii) 200,000 shares of the Registrant’s Common Stock to be issued pursuant to the Registrant’s 2005 Non-Employee Directors’ Stock Option Plan.

INCORPORATION BY REFERENCE OF CONTENTS OF REGISTRATION
STATEMENTS ON FORM S-8
     The contents of the Registration Statement on Form S-8 (File No. 333-132593), as filed with the Securities and Exchange Commission (the “Commission”) on March 20, 2006, is incorporated herein by reference.
EXHIBITS

Exhibit
Number

4.1(1)	Specimen common stock certificate

4.2(2)	Amended and Restated Certificate of Incorporation, as currently in effect

4.2(3)	Amended and Restated Bylaws, as currently in effect

5.1	Opinion of Cooley Godward Kronish LLP

23.1	Consent of Independent Registered Public Accounting Firm

23.2	Consent of Cooley Godward Kronish LLP. Reference is made to Exhibit 5.1.

24.1	Power of Attorney. Reference is made to the signature page of this Form S-8.

99.1(4)	2005 Equity Incentive Plan

99.2(5)	2005 Non-Employee Directors’ Stock Option Plan

99.3(6)	2005 Employee Stock Purchase Plan

(1)	Filed as Exhibit 4.1 to the Registrant’s Registration Statement on Form S-1, as amended (333-130644), originally filed with the Commission on December 22, 2005, and incorporated by reference herein.

(2)	Filed as Exhibit 3.5 to the Registrant’s Registration Statement on Form S-1, as amended (333-130644), originally filed with the Commission on December 22, 2005, and incorporated by reference herein.

(3)	Filed as Exhibit 3.7 to the Registrant’s Registration Statement on Form S-1, as amended (333-130644), originally filed with the Commission on December 22, 2005, and incorporated by reference herein.

(4)	Filed as Exhibit 10.4 to the Registrant’s Registration Statement on Form S-1, as amended (333-130644), originally filed with the Commission on December 22, 2005, and incorporated by reference herein.

(5)	Filed as Exhibit 10.6 to the Registrant’s Registration Statement on Form S-1, as amended (333-130644), originally filed with the Commission on December 22, 2005, and incorporated by reference herein.

(6)	Filed as Exhibit 10.8 to the Registrant’s Registration Statement on Form S-1, as amended (333-130644), originally filed with the Commission on December 22, 2005, and incorporated by reference herein

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto, State of California, on March 30, 2007.

Alexza Pharmaceuticals, Inc.
By:	/s/ Thomas B. King
Thomas B. King,
President and Chief Executive Officer

POWER OF ATTORNEY
     Know All Persons By These Presents, that each person whose signature appears below constitutes and appoints Thomas B. King and August J. Moretti, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Thomas B. King Thomas B. King	President, Chief Executive Officer and Director (Principal Executive Officer)	March 30, 2007
/s/ August J. Moretti August J. Moretti	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	March 30, 2007
/s/ Samuel D. Colella Samuel D. Colella	Director	March 30, 2007
/s/ Alan D. Frazier Alan D. Frazier	Director	March 30, 2007
/s/ Ernest Mario Ernest Mario	Director	March 30, 2007
/s/ Deepika R. Pakianathan Deepika R. Pakianathan	Director	March 30, 2007
/s/ J. Leighton Read J. Leighton Read	Director	March 30, 2007
/s/ Gordon Ringold Gordon Ringold	Director	March 30, 2007
/s/ Isaac Stein Isaac Stein	Director	March 30, 2007
/s/ Alejandro A. Zaffaroni Alejandro A. Zaffaroni	Director	March 30, 2007

EXHIBITS

Exhibit
Number

4.1(1)	Specimen common stock certificate

4.2(2)	Amended and Restated Certificate of Incorporation, as currently in effect

4.2(3)	Amended and Restated Bylaws, as currently in effect

5.1	Opinion of Cooley Godward Kronish LLP

23.1	Consent of Independent Registered Public Accounting Firm

23.2	Consent of Cooley Godward Kronish LLP. Reference is made to Exhibit 5.1.

24.1	Power of Attorney. Reference is made to the signature page of this Form S-8.

99.1(4)	2005 Equity Incentive Plan

99.2(5)	2005 Non-Employee Directors’ Stock Option Plan

99.3(6)	2005 Employee Stock Purchase Plan

(1)	Previously filed as Exhibit 4.1 to the Registrant’s Registration Statement on Form S-1, as amended (333-130644), originally filed with the Commission on December 22, 2005, and incorporated by reference herein.

(2)	Previously filed as Exhibit 3.5 to the Registrant’s Registration Statement on Form S-1, as amended (333-130644), originally filed with the Commission on December 22, 2005, and incorporated by reference herein.

(3)	Previously filed as Exhibit 3.7 to the Registrant’s Registration Statement on Form S-1, as amended (333-130644), originally filed with the Commission on December 22, 2005, and incorporated by reference herein.

(4)	Previously filed as Exhibit 10.4 to the Registrant’s Registration Statement on Form S-1, as amended (333-130644), originally filed with the Commission on December 22, 2005, and incorporated by reference herein.

(5)	Previously filed as Exhibit 10.6 to the Registrant’s Registration Statement on Form S-1, as amended (333-130644), originally filed with the Commission on December 22, 2005, and incorporated by reference herein.

(6)	Previously filed as Exhibit 10.8 to the Registrant’s Registration Statement on Form S-1, as amended (333-130644), originally filed with the Commission on December 22, 2005, and incorporated by reference herein